EKLUTNA HYDROELECTRIC PROJECT

                           Agreement for Extension of

              "1996 EKLUTNA HYDROELECTRIC PROJECT TRANSITION PLAN"

                                  by and among


          THE MUNICIPALITY OF ANCHORAGE d/b/a MUNICIPAL LIGHT & POWER;
                     CHUGACH ELECTRIC ASSOCIATION, INC.; and
                      MATANUSKA ELECTRIC ASSOCIATION, INC.

                          EKLUTNA HYDROELECTRIC PROJECT

                           Agreement for Extension of

              "1996 EKLUTNA HYDROELECTRIC PROJECT TRANSITION PLAN"


                                  by and among


          THE MUNICIPALITY OF ANCHORAGE d/b/a MUNICIPAL LIGHT & POWER;
                     CHUGACH ELECTRIC ASSOCIATION, INC.; and
                      MATANUSKA ELECTRIC ASSOCIATION, INC.


The parties to this Agreement are the Eklutna Purchasers as defined in the 1996 Eklutna Hydroelectric Project Transition Plan (Transition Plan). The Eklutna Purchasers recognize that common interests exist regarding the ownership, operation, and maintenance of the Eklutna Project. The Eklutna Purchasers hereby extend the Transition Plan as modified by this Agreement.

The Eklutna Purchasers further recognize that obligations of the Eklutna Purchasers under the terms of the Alaska Power Administration Asset Sale and Termination Act, as well as obligations of the Alaska Power Administration and successor agencies, continue beyond the Transaction Date, and that the execution of this Agreement in no way relieves the Alaska Power Administration nor any Purchaser of such continuing obligations.

All capitalized terms not defined herein shall have the same meaning given them in the Transition Plan (including exhibits).

Therefore, the Parties agree to extend the Transition Plan as follows:

       THIS Agreement for the Extension of the Transition Plan incorporates by reference the following documents and all of the rights, obligations, requirements, and provisions therein:

              The  1996  Transition  Plan,   consisting  of  thirteen   Sections
              contained on ten pages; incorporating therein, specifically:

                    Exhibit A, consisting of 33 pages; Exhibit B, consisting of 5 pages; Exhibit C, consisting of 12 pages; Exhibit D, consisting of 25 pages; and, Exhibit E, consisting of 9 pages.

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THE Parties further agree to the following modifications with regard to the 1996
Transition Plan by this Agreement:

1. The Transition Plan will not expire upon completion of the tasks specified therein. However, the arrangements and timetable for transfer of operations, maintenance, and power marketing, as well as operation, maintenance, and administration of the Project will no longer require consultation with APA, nor will office space and access be provided for an APA real estate person after the Transaction Date. (Reference:
       Transition Plan Section 2 and Section 5)

2. The transfer of data and documents to the Eklutna Purchasers after the Transaction Date shall occur no later than January 1, 1998. (Reference:
       Transition Plan Section 7)

3. The effective date of this Agreement shall be the Transaction Date, but in any event no later than November 28, 1997.

4. The division of responsibilities among the Eklutna Purchasers after the Transaction Date will be as described in Exhibit E, Paragraph (A)(2).

5. The sixth sentence of Paragraph (A) (3) of Exhibit E is modified to delete reference to an "Ownership and Operating Agreement," and as so modified reads as follows: "Decisions of the EOC will be by double majority (a vote of two of the three Eklutna Purchasers whose shares total at least 51% of the Eklutna Project shares) unless otherwise agreed to by the Eklutna Purchasers."

THE parties further agree to the following in regard to the ownership, operation, and maintenance of the Eklutna Project:
     1. An Eklutna Purchaser's interest in the Eklutna Project will not be modified or changed by any assignment or transfer, except upon consent of each Eklutna Purchaser. An Eklutna Purchaser's interest may be transferred or assigned among the Eklutna Purchasers in proportion to their respective Project interest or by such other allocation as to which each Eklutna Purchaser agrees. Transfer or assignment of an Eklutna Purchaser's interest to entities other than an Eklutna Purchaser will be subject to a first right of refusal by the remaining Eklutna Purchasers, with such right to be exercised within 180 days of receipt of written notification. If no remaining Eklutna Purchaser elects to acquire such interest, the transferring Eklutna Purchaser shall indemnify the remaining Eklutna Purchasers for all expenditures which would not otherwise be required, but for which the Eklutna
          Project becomes obligated in meeting licensing requirements and regulations which were exempted for the original Eklutna Purchasers under the Alaska Power Administration Asset Sale and Termination Act.

     2. The terms and conditions of this Agreement will apply to any successor or assign of an Eklutna Purchaser, whether such succession or assignment results from security assignment, merger, acquisition, or any other disposition by the Eklutna Purchaser of its Eklutna Project share.
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     3.   Exhibits  A through D of the  CONTRACT  FOR  ELECTRIC  SERVICE  TO THE
          CHUGACH ELECTRIC ASSOCIATION, INC.; MATANUSKA ELECTRIC ASSOCIATION, INC.; AND MUNICIPALITY OF ANCHORAGE, MUNICIPAL LIGHT & POWER, Contract No. DE-SC85-95AP 1 0042 shall continue in effect until such time as revised or terminated by action of the EOC. Should any part of these Exhibits A through D conflict with the Transition Plan as modified by this Agreement, the Transition Plan shall prevail.

       Dated at Anchorage, Alaska this 2nd day of October 1997.


Municipality of Anchorage



 /s/ George J. Vakalis for
Larry D. Crawford
Municipal Manager


Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager


Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager







Eklutna Transition Plan Extension Agreement Page 3 of 5



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The APA hereby states its non-objection to the foregoing Agreement for Extension of "1996 EKLUTNA HYDROELECTRIC PROJECT TRANSITION PLAN"



Alaska Power Administration, a unit of the U.S. Department of Energy


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator







Eklutna Transition Plan Extension Agreement Page 4 of 5

RECOMMENDED:                                APPROVED AS TO FORM:


Anchorage Municipal Light & Power           MUNICIPALITY OF ANCHORAGE


 /s/ Hank Nikkels                           /s/ Mary K. Hughes
Hank Nikkels                                Mary K. Hughes
Acting General Manager                      Municipal Attorney



RECOMMENDED:


MUNICIPALITY OF ANCHORAGE



 /s/ George J. Vakalis
George J. Vakalis
Operations Manager







Eklutna Transition Plan Extension Agreement Page 5 of 5

                                CLOSING AGREEMENT
         THIS AGREEMENT is made this 2nd day of October, 1997, by and between the United States of America, acting through the Alaska Power Administration, a unit of the United States Department of Energy (hereafter "United States"), and the Municipality of Anchorage, d/b/a Municipal Light and Power, Chugach Electric Association, Inc., and Matanuska Electric Association, Inc. (hereafter collectively "the Purchasers").
                                    Recitals
         WHEREAS, the Purchasers executed a Memorandum of Understanding on July 25, 1989, in which Agreement at Paragraph 2 they mutually declared their respective proportionate shares of their undivided interest in the Eklutna assets.
         WHEREAS, on August 2, 1989, the United States and the Purchasers entered into that particular contract entitled the Eklutna Purchase Agreement, by which the United States agreed to sell and the Purchasers agreed to purchase the Eklutna Hydroelectric Project, and its real property interests, fixtures, equipment, personalty, contract and water rights, and other interests as identified in that Agreement (hereafter "Eklutna Project").
         WHEREAS, by enactment of the Alaska Power Administration Asset Sale and Termination Act of 1995 (hereafter "the Sale Act), Public Law 104-58, the Congress authorized the Secretary of Energy to sell the Eklutna Project to the Purchasers in accordance with the terms of the Sale Act and the Eklutna Purchase Agreement.
         WHEREAS, on May 28, 1996, the United States and the Purchasers adopted the 1996 Eklutna Hydroelectric Project Transition Plan in accordance with the terms of the Eklutna Purchase Agreement for the purpose of facilitating arrangements for the transfer of ownership of the Eklutna

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Project to the Purchasers
          WHEREAS, the United States and the Purchasers are prepared at this time to complete the purchase and sale transaction contemplated by the Eklutna Purchase Agreement, the Sale Act, and the 1996 Eklutna Hydroelectric Project Transition Plan, -subject to certain continuing obligations as identified in this Agreement.
                               Terms of Agreement
         NOW, THEREFORE, the United States and the Purchasers agree as follows:
1. Payment by Purchasers, The United States acknowledges receipt of the following sums paid by the Purchasers in complete and final satisfaction of the purchase-price payment requirement as provided by Section 5 of the Eklutna Purchase Agreement, Amendment No. 3 to that Agreement and Exhibit B to that Amendment:

         Municipality of Anchorage, d/b/a ML&P              16/30   $3,174,933.
         Chugach Electric Association, Inc.                  9/30   $1,785,900.
         Matanuska Electric Association, Inc.                5/30   $  992,167.
                                                            ------- ------------
                                    Total Received:         30/30   $5,953,000
2. Instruments Delivered. The parties acknowledge that the United States delivered on the date of this Agreement, and the Purchasers accepted on that date, the instruments identified in Appendix A to this Agreement.

3. Remaining Federal Obligations Relating to Transfer of Eklutna Project Interests to Purchasers. At the time of this Agreement, the United States is unable to convey to the Purchasers the properties or interests in the Eklutna Project identified in Appendix B to this Agreement. The United States, acting through the United States Department of Energy, will complete conveyance of

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     the outstanding  interests identified in Appendix B no later than June 1,
     1998.For a period of 180 days after the date of this Agreement, the parties reserve the right to further identify, by mutual agreement, instruments and interests, if any, that should be added to Appendix B after closing and will cooperate with one another in good faith in so doing.

4. Purchasers' Operational Arrangements. The requirements of Section 10.c of the Eklutna Purchase Agreement regarding establishment of organizational, functional and staffing arrangements for operations, maintenance and
     Administration of the Eklutna Project are satisfied by that agreement entitled 1996 Eklutna Hydroelectric Project Transition Plan, as modified by that agreement entitled Agreement for Extension of 1996 Eklutna Hydroelectric Project Transition Plan by and among the Municipality of Anchorage, d/b/a Municipal Light & Power, Chugach Electric Association, Inc., and Matanuska Electric Association, Inc, dated October 2, 1997, which agreements are attached hereto as Appendix C.

5. Unresolved Matter. Notwithstanding the closing of the Eklutna Project sale through this Agreement, the parties acknowledge that they have not resolved the question of whether the United States is required to provide warranties of title in real property conveyance and transfer instruments issued to the Purchasers under the Sale Act and the Eklutna Purchase Agreement. The United States and the Purchasers presently have differing positions concerning this question. The warranty question is presently pending before the Comptroller General, and an opinion from that official was not received before closing of the Eklutna Project sale. Although the Comptroller General's opinion will not be binding on the Purchasers, it will provide guidance to the United States on the-unresolved question relating to warranty obligations. By entering this Agreement, neither the United States nor the Purchasers waive any position, right, claim or defense related to the question of whether the

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     United  States  must  provide  Warranties  to the  Purchasers  in real property transfer instruments.

6. Federal Obligations in Response to Real Property Title Defects. It is the intent of the United States to convey to the Purchasers all right, title and interest the United States has in the Eklutna Project. The parties believe that the United States is conveying sufficient right, title or interest to all real property identified in Appendix A in the Eklutna Project as constructed and used by the United States. However, in the event that the right, title or interest transferred by the United states was insufficient, at the time of transfer, the following procedures shall be employed to cure such insufficiencies:

     a. If after the date of this Agreement, a third party initiates any action (including without limitation an action for damages, to quiet title, or for injunctive relief) challenging any title, interest, license or right-of-way in or to real property identified in an instrument delivered by the United States to the Purchasers pursuant to the Eklutna Purchase Agreement and the Sale Act, the Purchasers shall defend, and may settle, the action in good faith, and shall provide notice of the action to the Secretary of Energy or his successor.

     b. If a court of competent jurisdiction enters a judgment or ruling on the merits of a case, holding or otherwise establishing that the title, interest license or right-of-way in or to real property was insufficient on the date of transfer to provide the Purchasers with the beneficial use, enjoyment and occupancy of the Eklutna Project as constructed and transferred by the United States, then the United
          States, in accordance with applicable law and subject to a prior appropriation by Congress for that purpose, shall acquire, for conveyance to the Eklutna Purchasers, the right, title or interest in or to real property necessary to provide the Purchasers with sufficient right, title or interest to allow for the beneficial use, enjoyment and occupancy of the Eklutna Project. Alternatively, at the

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          election of the Purchasers, they may acquire the necessary right, title or interest and the United States,in accordance with applicable laws and subject to a prior appropriation by Congress for that purpose, shall reimburse the Purchasers for the costs of acquisition.

     c. Before the Purchasers settle an action described in subparagraph a of this paragraph 6, they shall notify the United States of their intent to do so and tender the defense of the action to the United States. If the United States accepts the tender, it shall defend the case to its conclusion on the merits or settle the action on terms it deems advisable. If the United States declines the tender, the Purchasers shall be free to settle the action on whatever terms they deem appropriate. If the Purchasers settle an action identified in the preceding paragraph 6.b., then the United States, in compliance with applicable laws and subject to an appropriation by the Congress for that purpose, shall reimburse the Purchasers for the payment made in settlement.

     d. The United States, acting through the Department of Energy or its successor, and the Purchasers may agree at any time that the right, title, interest, license or right-of-way in or to real property conveyed by an instrument identified in Appendix A to this Agreement or conveyed pursuant to paragraph 3 of this Agreement is insufficient, in which event the United States, in accordance applicable laws and subject to a prior appropriation by the Congress for that purpose, shall acquire the necessary interest and transfer it to the Purchasers or reimburse the Purchasers for the costs of such acquisition.

     e. In connection with the request for an appropriation to fund federal obligations under this paragraph 6, the Purchasers shall petition the Congress for reimbursement of their costs of acquiring property interests or settling claims of insufficient interest. Nothing in this Agreement shall limit the Purchasers' rights to seek an appropriation for any purpose for which they might otherwise seek

Closing Agreement
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



          an appropriation. Nothing in this Agreement obligates Congress to make any appropriations. In the event Congress fails to make an appropriation, the United States has no duties to perform any work or fund the cure of any insufficiencies. The Purchasers shall seek any appropriation from Congress pursuant to this paragraph 6. The parties reserve the right to seek judicial redress in a court of competent jurisdiction.

     f. In the event a court holds that a conveyance or transfer instrument was ineffective to convey or transfer to the Purchasers the right to operate the Eklutna Project, or any part thereof, and that the right, title or interest purported to have been conveyed or transferred to the Purchasers by the United States remains vested in the United States, then the Secretary of Energy or his designee hereby grants to the Purchasers, without the need for further action, a license to enable the Purchasers to continue to operate the Eklutna Project. Such license shall remain in effect until the United States is able to convey or transfer the right, title or interest, the conveyance or transfer of which was held to be ineffective pursuant to the original instrument.

     g. The United States' obligation to provide sufficient title extends only to the Eklutna Project as constructed and transferred by the United States. In the event that the Purchasers subsequently modify, improve or otherwise change any portion of the Eklutna Project, the United States is under no obligation to provide sufficient right, title, or interest in real property for those modifications, improvements or changes. Furthermore, in the event any right, title, or interest becomes insufficient due to a modification, improvement or any other change made to the Eklutna Project as originally constructed and transferred, then this paragraph 6 shall become inapplicable.

7. Section 17(b) Easements. Pursuant to Section 10b(3) of the Eklutna Purchase Agreement, the United States represents to the Purchasers that the instruments identified in Appendix A to this

Closing Agreement
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     Agreement provide the Purchasers with rights in easements  reserved to the United States under Section 17(b) of the Alaska Native Claims Settlement Act, 43 U.S.C. ss. 1616(b) which are sufficient for continued operation, repair and replacement of Eklutna facilities.

8. No Merger. The doctrine of merger shall not apply (a) to the rights and obligations of the parties under this Agreement, and (b) to the rights and obligations of the parties specifically relating to the sufficiency of the right, title or interest in real property transferred or to be transferred in the Eklutna Project.

9. Judicial Remedies. Nothing in this Agreement or in the conveyance or transfer instruments delivered by the United States to the Purchasers shall deprive the parties of any judicial remedy to which they may otherwise be entitled by contract or under law.

10. Correction of Errors, The parties shall cooperate with one another to correct any typographical or inadvertent errors discovered in documents or instruments issued under the Eklutna Purchase Agreement. Correction of such documents may require substitution of a new instrument in a form suitable for recordation.

11. Environmental Expenditures. Purchase orders E-97-035 E-97-036, E-97-037, and E-97- 038, issued on March 11, 1997, shall terminate on June 30, 1998, and no further requests for payment of environmental expenses will be accepted after that date, subject to the Purchase Agreement and applicable environmental law. Invoices submitted by the Purchasers before July 1, 1998 will be processed and paid.

12. Generator Rewind Contract, The United States will continue to administer Contract DE- AC-85-95AP0043 (commonly known as the Generator Rewind Contract) to a successful conclusion. The Purchasers agree to allow the United States and the Contractor under the Generator Rewind

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     Contract  access to the  facilities  so that the United States and the
     Contractor may complete work under the Contract.The Purchasers shall provide an on-site facility to the Contractor and the United States, to include office space, telephone, furniture, and the usual amenities. When the Contractor completes performance, the Contractor will issue a warranty for its work. The United States hereby assigns the Contractor's warranty to the Purchasers, effective upon the United States' receipt of the warranty.

13. Satisfaction of Conditions Precedent to Closing. All conditions precedent to transfer of the Eklutna Project to the Purchasers and to closing of the Eklutna Project sale have been satisfied or are hereby waived.

14. Notice to Parties. Notices under this Agreement or the Eklutna Purchase Agreement shall be given to the following persons:

     For the United States: Administrator, Alaska Power Administration, Juneau For the Purchasers:
     Municipality of Anchorage, d/b/a Municipal Light & Power: General Manager Chugach Electric Association, Inc.: General Manager
     Matanuska Electric Association, Inc.: General Manager
Notices to the Purchasers shall be given to each of the Purchasers.

Closing Agreement
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



                                           THE UNITED STATES OF AMERICA
                                            UNITED STATES OF AMERICA
                                            Department of Energy
                                            Alaska Power Administration


Date: October 2, 1997                       By: /s/ Rodney L. Adelman
     ----------------                          ----------------------
                                               Rodney L. Adelman
                                               Administrator

                                              THE EKLUTNA PURCHASERS

                                            MUNICIPALITY OF ANCHORAGE
                                            d/b/a Municipal Power & Light


Date: 2 Oct 97                              By: /s/ George Vakalis for
     ---------------------                     -------------------
                                               Larry D. Crawford
                                               Municipal Manager

                                            CHUGACH ELECTRIC ASSOCIATION, INC.


Date: Oct 2. 1997                           By: /s/ Eugene N. Bjornstad
     -------------------                       ------------------------
                                               Eugene N. Bjornstad
                                               General Manager

                                            MATANUSKA ELECTRIC ASSOCIATION, INC.


Date: Oct 2, 1997                           By: /s/ Wayne D. Carmony
     ------------------                        ---------------------
                                               Wayne D. Carmony
                                               General Manager

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



                                 ACKNOWLEDGMENTS

UNITED STATES OF AMERICA
 DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

STATE OF ALASKA                             )
                                            ) ss:
THIRD JUDICIAL DISTRICT                     )

         The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator of the Alaska Power Administration, a unit of the United States Department of Energy.

                                                      /s/ Lee Anne Mackay
                                                Notary Public in and for Alaska.
                                                Residing at Anchorage
                                                My commission expires: 5/25/2000

MUNICIPALITY OF ANCHORAGE
d/b/a MUNICIPAL LIGHT & POWER

STATE OF ALASKA                             )
                                            ) ss:
THIRD JUDICIAL DISTRICT                     )

         The foregoing  instrument  was  acknowledged  before me this 2nd day of
October,   1997,  by  George  J.  Vakalis,   Acting  Municipal  Manager  of  the
Municipality of Anchorage d/b/a Municipal Light & Power.

                                                      /s/ Lee Anne Mackay
                                                Notary Public in and for Alaska.
                                                Residing at Anchorage
                                                My commission expires: 5/25/2000
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



CHUGACH ELECTRIC ASSOCIATION, INC

STATE OF ALASKA                             )
                                            ) ss:
THIRD JUDICIAL DISTRICT                     )

         The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, General Manager of Chugach Electric Association, Inc., an Alaska electric cooperative corporation, on behalf of the corporation.


                                                      /s/ Lee Anne Mackay
                                                Notary Public in and for Alaska.
                                                Residing at Anchorage
                                                My commission expires: 5/25/2000


MATANUSKA ELECTRIC ASSOCIATION, INC

 STATE OF ALASKA                            )
                                            ) ss:
THIRD JUDICIAL DISTRICT                     )

         The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Wayne D. Carmony, General Manager of Matanuska Electric Association, Inc., an Alaska electric cooperative corporation, on behalf of the corporation.


                                                      /s/ Lee Anne Mackay
                                                Notary Public in and for Alaska.
                                                Residing at Anchorage
                                                My commission expires: 5/25/2000

Closing Agreement
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RECOMMENDED:                                     APPROVED AS TO FORM:

ANCHORAGE MUNICIPAL LIGHT & POWER                MUNICIPALITY OF ANCHORAGE


 /s/ Hank Nikkels                                /s/ Mary K. Hughes
Hank Nikkels                                        Mary K. Hughes
Acting General Manager                              Municipal Attorney


RECOMMENDED:

MUNICIPALITY OF ANCHORAGE



 /s/ George J. Vakalis
George J. Vakalis
Operations Manager


Closing Agreement
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



                                CLOSING AGREEMENT
                                   APPENDIX A
                              INSTRUMENTS DELIVERED

                                   APPENDIX A
1. Bill of Sale
2. Quitclaim Deed, Palmer Substation
3. Quitclaim Deed, Reed Substation
4. Patent, Anchorage Substation (from BLM)
5. Quitclaim Deed, Anchorage Substation
6. Assignment and Transfer of Easement, Wasilla Radio Relay Site
7. Assignment and Transfer of Easement, Transmission Line (Palmer)
8. Assignment and Transfer of Easement, Transmission Line (Anchorage)
9. Assignment and Transfer of Reserved Easement, Transmission Line
   (Palmer 44LD513)
10. Assignment and Transfer of Reserved Easement, Transmission Line
    (Anchorage 44LD513)
11. Assignment and Transfer of Easement Use Rights, Transmission Line
12. Assignment and Transfer of Easement Use Rights,  Aqueduct
13. Assignment and Transfer of Flowage, Flooding and Reservoir Easement
14. Decision for Assignment of BLM Right-of-Way Grant, Serial Number AA- 70133 (from BLM)
15. Assignment and Transfer of Power Project Facilities
16. Assignment and Transfer of Right-of-Way Licenses
17. Assignment  and  Transfer of Contract  No.  85-80AP10022.000
18. Assignment and Transfer of "Cooperative  Land Management  Agreement
    Between the United States of America Through the Alaska Power Administration and the Bureau of Land Management and the State of Alaska Through the Alaska Division of Parks and Outdoor Recreation for the Management of Certain Lands in the Upper Eklutna Valley"
19. Assignment  and Transfer of  Agreement  for Public Water Supply and
    Energy Generation from Eklutna Lake, Alaska, as Supplemented
20. Quitclaim Deed, Federal Reserved-Water Right Under the Eklutna Project Act of 1950,64 Stat.382, As Amended, Including State of Alaska Water Rights Certificate of Appropriation (Amended) ADL 44944
21. Assignment and Transfer of the June 3, 1957, Permit Letter; and Revocable Permit of Use Dated April 9, 1958; Regarding the Knik River Bridge
22. Assignment of Contract No. DE-SC85-95AP10042

                                CLOSING AGREEMENT
                                   APPENDIX B
                              UNCONVEYED INTERESTS
                              [None at this time.]

                                CLOSING AGREEMENT
                                   APPENDIX C
               1996 EKLUTNA HYDROELECTRIC PROJECT TRANSITION PLAN
                                       and
                           AGREEMENT FOR EXTENSION OF
               1996 EKLUTNA HYDROELECTRIC PROJECT TRANSITION PLAN

                                                             Duplicate Original

                                  UNITED STATES
                              DEPARTMENT OF ENERGY
                           ALASKA POWER ADMINISTRATION

                             EKLUTNA PROJECT, ALASKA

                                  BILL OF SALE
This BILL OF SALE is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is, 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.
        WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby sells, transfers and delivers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty and obligation of the UNITED STATES in the following:

                                         THE ITEMS DESCRIBED IN EXHIBIT A

ALL ITEMS ARE SOLD, TRANSFERRED AND DELIVERED AS IS. THE UNITED
STATES MAKES NO WARRANTY OF ANY KIND ON ANY OF THE ITEMS BEING
SOLD TRANSFERRED OR DELIVERED.

The EKLUTNA PURCHASERS hereby accept all rights, titles, interests, duties and obligations in the above items. IN WITNESS THEREOF, the parties have executed this BILL OF SALE as of the day and year first written above.

Acceptance:                                United States of America
Municipality of Anchorage                  Department of Energy
dba Municipal Light and Power              Alaska Power Administration


 /s/ George Vakalis for                    /s/ Rodney L. Adelman
Larry D. Crawford                          Rodney L. Adelman
Municipal Manager                          Administrator



Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager


Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George J. Vakalis
George J. Vakalis
Operations Manager



Approved as to Form:
Municipality of Anchorage


 /s/ Mary K. Hughes
Municipal Attorney

EXHIBIT A

The Eklutna Project Asset List was filed previously.

The  Eklutna  Project  transmission  line  and  all  associated   appurtenances,
equipment, and facilities are included in this Bill of Sale.

Warranties, if any, which were issued to APA by third parties are conveyed to the Eklutna Purchasers.

Duplicate original
QUITCLAIM DEED
Palmer Substation


This QUITCLAIM DEED is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as the UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby RELEASES and QUITCLAIMS to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES, in a portion of the Southeast Quarter of the Northwest Quarter of Section 4, Township 17 North, Range 2 East, Seward
Meridian, acquired by a Warranty Deed recorded February 16, 1952, in the official records of Palmer Recording Precinct, Third Judicial District, State of Alaska, in Book 14 at page 157, and more particularly described as follows:

Beginning  at a point which is situate  42.5 feet North 45000' West of center of
Section 4, Township 17 North, Range 2 East, Seward Principal Meridian; thence due West for a distance of 170 feet; thence due North for a distance of 170 feet; thence due East for a distance of 169.9 feet; thence South O(degree)13' East for a distance of 170 feet to the point of ending which is the point of beginning, said parcel of land to contain 0.66 acres.

Together with all equipment and associated facilities.

The right, title and interest of the UNITED STATES hereby released and quitclaimed to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

IN WITNESS THEREOF, the UNITED STATES has executed this QUITCLAIM DEED as of the day and year first written above.


UNITED STATES OF AMERICA
Department of Energy
Alaska Power Administration


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator



ACKNOWLEDGMENT

STATE OF ALASKA                             )
                                            )
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy.
Witness my hand and official seal.


                                  /s/ Lee Anne Mackay
                                  Notary Public
(Seal)                            My Commission expires: 5/25/2000

Duplicate original
QUITCLAIM DEED
Anchorage Substation


This QUITCLAIM DEED is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as the UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.


WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby RELEASES and QUITCLAIMS to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES, in the following described lands:

Seward Meridian, Alaska

T. 13 ., R. 3 W.,

Sec. 27, NE1/4NE1/4NW1/4

Together with all equipment and associated facilities.

The right, title and interest of the UNITED STATES hereby released and quitclaimed to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:
Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

IN WITNESS THEREOF, the UNITED STATES has executed this QUITCLAIM DEED as of the day and year first written above.


UNITED STATES OF AMERICA
Department of Energy
Alaska Power Administration


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator





ACKNOWLEDGMENT

STATE OF ALASKA                             )
                                            )
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy.
Witness my hand and official seal.



                                  /s/ Lee Anne Mackay
                                  Notary Public
(Seal)                            My Commission expires: 5/25/2000

Duplicate original
QUITCLAIM DEED
Reed Substation


This QUITCLAIM DEED is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as the UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby RELEASES and QUITCLAIMS to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES, in the following described property within
Section 19, Township 16 North, Range 1 East, Seward Meridian, Alaska: United States Survey No. 9789. Together with all equipment and associated facilities.

The right, title and interest of the UNITED STATES hereby released and quitclaimed to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:
Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

IN WITNESS THEREOF, the UNITED STATES has executed this QUITCLAIM DEED as of the day and year first written above.

UNITED STATES OF AMERICA
Department of Energy
Alaska Power Administration


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator


ACKNOWLEDGMENT

STATE OF ALASKA                             )
                                            )
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy.
Witness my hand and official seal.


                                  /s/ Lee Anne Mackay
                                  Notary Public
(Seal)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF EASEMENT
Wasilla Radio Relay Site
This ASSIGNMENT AND TRANSFER OF EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as the UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, GRANTEES, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.
         WITNESSETH, that the UNITED STATES, having acquired a communication site easement, for mutual benefits and other good and valuable consideration, hereby grants, assigns, transfers, conveys, and sets over without reservation to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES in the following described contract and grant of easement, located in the Palmer Recording District (formerly Wasilla Recording District), Third Judicial District, State of Alaska:
         1. Contract and Grant of Easement dated April 7, 1955, from Ila Senske and W.M. Senske, recorded April 19, 1955, in book 11, page 252, Wasilla Recording District.
Together with all right, title and interest to the associated radio and communication facilities.

                            CORPORATE ACKNOWLEDGMENT

State of Alaska                     )
                                    ) ss.
Third Judicial District                     )

The foregoing  instrument  was  acknowledged  before me this 2nd day of October,
1997,  by  Eugene  N.  Bjornstad,   the  General  Manager  of  Chugach  Electric
Association, Inc., on behalf of said corporation.


                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000





                            CORPORATE ACKNOWLEDGMENT

State of Alaska                     )
                                    ) ss.
Third Judicial District                     )

The foregoing  instrument  was  acknowledged  before me this 2nd day of October,
1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska   Electric
Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

 ACKNOWLEDGMENT

STATE OF ALASKA                             )
                                            )
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


                            CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

The right, title and interest in and to all easement rights of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:
Municipality of Anchorage, d/b/a Municipal Light and Power 16/30 Chugach Electric Association, Inc. 9/30 Matanuska Electric Association, Inc. 5/30 The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF EASEMENT. IN WITNESS THEREOF, the said parties-have executed this ASSIGNMENT AND TRANSFER OF EASEMENT as of the day and year first written above.

Acceptance:
Municipality of Anchorage
dba Municipal Light and Power


 /s/ George J. Vakalis for
Larry D. Crawford
Municipal Manager

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

United States of America
Department of Energy
Alaska Power Administration


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator

 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
ASSIGNMENT AND TRANSFER OF EASEMENT
Eklutna Project Transmission Line (Palmer Recording District)

This ASSIGNMENT AND TRANSFER OF EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, having acquired transmission line easements from various land owners, for mutual benefits and other good and valuable consideration, hereby grants, assigns, transfers, conveys, and sets over without reservation to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES in the following described contracts and grants of easements, located in the Palmer Recording District, Third Judicial District, State of Alaska:

100 Foot Right-of-Way

1. Contract and Grant of Easement dated January 29, 1954, from John L. Cope, et ux., et al., recorded April 14, 1954, in book 17, pg. 201. (within E1/2SW1/4 Section 4, T 17N, R 2E)

2. Contract and Grant of Easement dated August 6, 1953, from L.C. Stock, et ux., recorded September 16, 1953, in book 16, pg. 98. (within W1/2NE1/4 and NE1/4NW1/4 Section 9, T 17N, R 2E)

3. Contract and Grant of Easement dated April 27, 1953, from Robert Anderson, et ux., recorded August 4, 1953, in book 16, pg. 9. (within SE1/4NW1/4 Section 9, T 17N, R 2E)

4. Contract and Grant of Easement dated August 6, 1953, from Carl R. Rasmussen, et ux., recorded September 16, 1953, in book 16, pg. 96. (within NW1/4SE1/4 Section 9, T 17N, R 2E)

5. Contract and Grant of Easement dated November 300, 1951, from Clem H. Watkinson, recorded May 12, 1953, in book 15, pg. 113. (within NE1/4SW1/4 Section 9, T 17N, R 2E)

6. Contract and Grant of Easement dated October 22,, 1952, from Herbert Caulkins, et ux., recorded March 16, 1953, in book 14, pg. 235. (within SE1/4SW1/4 Section 9, T 17N, R 2E)

7. Contract and Grant of Easement dated October 25, 1951, from Ernest H. Harrington, recorded March 16, 1953, in book 14, pg. 233. (within SW1/4SE1/4 Section 9; NE1/4NW1/4 and NW1/4NE1/4 Section l6, T 17N, R
         2E)

8. Contract and Grant of Easement dated October 29, 1951, from Alba S. Brooks, et ux., recorded March 16, 1953, in book 14, pg. 231. (within SW1/4NE1/4 and SE1/4NW1/4 Section 16, T 17N, R 2E)

9. Contract and Grant of Easement dated October 12, 1951, from Chester C. Liebing, et ux., recorded March 16, 1953, in book 14, pg. 229. (within NW1/4SE1/4 and NE1/4SW1/4 Section 16, T 17N, R 2E)

10. Contract and Grant of Easement dated March 26, 1953, from Robert Vanderhoff, recorded September 22, 1953, in book 16, pg. 103. (within Lot 2, and SW1/4SW1/4 and NE1/4SW1/4 Section 21, T 17N, R 2E)

75 Foot Right-of-Way

11. Contract and Grant of Easement dated April 12, 1995, from Doyle R. McCombs, et ux., recorded May 2, 1995, in book 0803, pg. 413. (within Lot 2 and 3 in the S1/2 Section 21, T 17N, R 2E)

12. Contract and Grant of Easement dated March 14, 1996, from James A. Witt, et ux., recorded May 2, 1996, in book 0846, pg. 473. (within Tract B of Lot 2 in the SE1/4 Section 21, T 17N, R 2E)

13. Contract and Grant of Easement dated October 9, 1957, from Robert V. Vanderhoff, recorded March 13, 1958, in book 25, pg. 200. (within Lot 2 and 3 in Section 21, T 17N, R 2E)

14. Contract and Grant of Easement dated October 10, 1957, from Victor G. Falk, Jr., et ux., recorded January 31, 1958, in book 25, pg. 79. (within NW1/4SW1/4
         Section 22; and NE1/4SE1/4 Section 21, T 17N, R 2E)

15. Contract and Grant of Easement dated October 9, 1957, from Victor G. Falk, et ux., recorded January 31, 1958, in book 25, pg. 73. (within NW1/4SW1/4 Section 22; and NE1/4SE1/4 Section 21, T 17N, R 2E)

16. Contract and Grant of Easement dated December 11 1957, from Lauren F. Smith, et al, recorded December 11, 1957, in book 24, pg. 306. (within SE1/4SW1/4 Section 22, T 17N, R 2E)

17. Contract and Grant of Easement dated December 11, 1957, from Paul W. Nelson, et ux., recorded December 12, 1957, in book 24, pg. 317. (within NW1/4NE1/4 Section 27; and SW1/4SE1/4 Section 22, T 17N, R 2E)

18. Contract and Grant of Easement dated October 9, 1957, from Leonard Williams, et ux., recorded January 31, 1958, in book 25, pg. 67. (within NW1/4NE1/4 Section 27; and SW1/4SE1/4 Section 22, T 17N, R 2E)

19. Contract and Grant of Easement dated October 14, 1957, from Ronald J. Heddles, et ux., recorded January 31, 1958, in book 25, pg. 55. (within SW1/4NE1/4 Section 27, T 17N, R 2E)

20. Contract and Grant of Easement dated October 9, 1957, from John P. King, et ux., recorded January 31, 1958, in book 25, pg. 61. (within W1/2SE1/4 Section 27, T 17N, R 2E)

21. Contract and Grant of Easement dated October 9, 1957, from Paul W. Nelson, et ux., recorded February 19, 1958, in book 25, pg. 138. (within NW1/4SE1/4 and SW1/4NE1/4 and NW1/4NE1/4 Section 34, T 17N, R
         2E)

22. Contract and Grant of Easement dated October 9, 1957, from Robert L. Burnham, et ux., recorded January 31, 1958, in book 25, pg. 49. (within SW1/4SE1/4 Section 34, T 17N, R 2E)

23. Contract and Grant of Easement dated October 10, 1957, from Francis S. Lee, recorded November 26, 1958, in book 27, pg. 42. (within Lot 1 and 2 in Section 3, T 16N, R 2E)

24. Judgment on Declaration of Taking filed December 5, 1957, from Russell Dow, et al., recorded December 4, 1959, in book Misc., pg. 112. (within Lot 2, 7, and 8 in Section 2, T 16N, R 2E)

Together with the transmission line and associated facilities.

30 Foot Wide Access Easements

25. Contract and Grant of Easement dated September 17, 1996, from James A. Witt, et ux., recorded October 21, 1996, in book 0869, pg. 861. (within Lot 2, Block 1 Circle View Subdivision, Addition 3 in Section 21, T 17N, R 2E)

26. Contract and Grant of Easement dated January 29, 1997, from Noel W. Woods and Carr-Gottstein Associates, recorded March 11, 1997, in book 0885, pg. 240. (within

         SW1/4NE1/4 Section 16, T 17N, R 2E)
The right, title and interest in and to all easement rights of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a
Municipal Light and Power                                     16/30
Chugach Electric Association, Inc.                             9/30
Matanuska Electric Association, Inc.                           5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF
EASEMENT.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF EASEMENT as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF EASEMENT
Eklutna Project Transmission Line (Anchorage Recording District)

         This ASSIGNMENT AND TRANSFER OF EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.


WITNESSETH, that the UNITED STATES, having acquired transmission line easements from various land owners, for mutual benefits and other good and valuable consideration, hereby grants, assigns, transfers, conveys, and sets over without reservation to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES in the following described contracts and grants of easements, located in the Anchorage Recording District, Third Judicial District, State of Alaska:

75 Foot Right-of-Way

1. Contract and Grant of Easement dated April 17, 1952, from B.O. Rhodes, et al., recorded November 5, 1953, in vol. 98, pg. 161. (within NE1/4 Section 27, T 13N, R 3W)

2. Contract and Grant of Easement dated April 17, 1952, from Paul R. Boniface, et ux., recorded November 5, 1953, in vol. 98, pg. 171. (within N1/2NW1/4
     Section 26, T 13N, R 3W)

3. Contract and Grant of Easement dated April 24, 1952, from Harold I. Moline, et al., recorded November 5, 1953, in vol. 98, pg. 166. (within N1/2NE1/4
     Section 26, T 13N, R 3W)

4. Contract and Grant of Easement dated April 24, 1952, from Arnold L. Muldoon, recorded September 30, 1953, in book 97, pg. 9. (within NW1/4
     Section 25, T 13N, R 3W)

5. Contract and Grant of Easement dated April 24, 1952, from K.D. Bradley, et ux., recorded September 9, 1953, in vol. 97, pg. 43. (within NE1/4 Section 25, T 13N, R 3W)

6. Contract and Grant of Easement dated October 7, 1953, from Svend A. Bragstad, et ux., recorded November 12, 1953, in vol. 98, pg. 246. (within government lot 4 and 5 in the SE1/4 Section 25; and within government lot 2 in Section 36, T 15N, R 2W)

7. Contract and Grant of Easement dated September 25, 1968, from State of Alaska, Department of Highways, recorded October 11, 1968, in Misc. Book 166, pg. 318. (within Blocks 3, 4, and 5 of Lake Ridge Terrace Subdivision, Sections 25 and 36; and Lots 137, 138, 139, 145, 146, and 147, Section 25,
     T 15N, R 2W)

8. Contract and Grant of Easement dated September 25, 1968, from State of Alaska, Department of Highways, recorded October 11, 1968, in Misc. Book 166, pg. 324. (within N1/2 Section 17, T 15N, R 2W)

9. Contract and Grant of Easement dated October 7, 1953, from Russell H. Oberg, et ux., recorded November 23, 1953, in vol. 99, pg. 71. (within SW1/4SE1/4 Section 4; and NW1/4NE1/4 Section 9, T 15N, R 1W)

10. Contract and Grant of Easement dated August 24, 1953, from Edward J. Goettlicher, recorded October 20, 1953, in vol. 98, pg. 57. (within SW1/4NE1/4 and NW1/4SE1/4 Section 4, T 15N, R 1W)

11. Contract and Grant of Easement dated June 18, 1953, from William E. Ramsey, et ux., recorded October 20, 1953, in vol. 98, pg. 52. (within government lot 4 in the NW1/4 Section 3; and within SE1/4NE1/4 and NE1/4SE1/4 Section 4, T 15N, R 1W)

12. Contract and Grant of Easement dated August 9, 1953, from Robert H. Stewart, et ux., recorded November 12, 1953, in vol. 98, pg. 241. (within government lot 3 in the NW1/4 Section 3, T 15N, R 1W)

13. Contract and Grant of Easement dated September 24, 1957, from Henry W. Cuffel, et ux., recorded September 30, 1957, in book E3, pg. 56. (within U.S. Survey 2491 Section 2, T 16N, R 2E)

Together with the transmission line and associated facilities.
The right, title and interest in and to all easement rights of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a
Municipal Light and Power                                     16/30
Chugach Electric Association, Inc.                             9/30
Matanuska Electric Association, Inc.                           5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF
EASEMENT.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF EASEMENT as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF RESERVED EASEMENT
Eklutna Project Transmission Line (Palmer Recording District)

This ASSIGNMENT AND TRANSFER OF EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Project 115-kv Transmission Line as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, through the construction and operation of the Eklutna Project 115-kv Transmission Line the UNITED STATES appropriated and reserved rights to construct, operate, and maintain the transmission line and appurtenant access routes across and through the lands which were, at the time of construction, federal lands. The UNITED STATES subsequently conveyed certain of such lands by patent, subject to valid existing rights. These valid existing rights include the rights transferred herein.

         WHEREAS, the UNITED STATES' rights to construct, operate and maintain the Eklutna Project 115-kv transmission line and appurtenant access routes across the subject lands were reserved and excepted as easements from the patent conveyances.

         WHEREAS, at the inception of the project, Congress intended eventually to transfer the Eklutna Project to local public control in Alaska, pursuant to the Eklutna Project Act of 1950, 64 Stat. 382, as amended.

         WHEREAS, after transfer to the Eklutna Purchasers, the Eklutna Project will continue to serve the public purposes for which the UNITED STATES constructed the project.

         WHEREAS, pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES, acting by and through the Secretary of Energy, is authorized and directed to transfer its facilities and easement rights to the EKLUTNA PURCHASERS.

         NOW THEREFORE,the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest in and to all easement rights of the Alaska Power Administration which easement reserved to the UNITED STATES, to construct, operate, and maintain an electric transmission line, and associated facilities within a 75 foot wide right-of-way, including the rights necessary to operate and maintain guy wires and anchors that extend beyond 37.5 feet from the transmission line centerline, together with associated access routes, across the following described lands:

Township 16 North, Range 2 East, Seward Meridian, Alaska
Section 2: Lots 3 and 4.
(patent 1198534)

Township 17 North, Range 2 East, Seward Meridian, Alaska Section 16: That portion of the S1/2 within the Matanuska River. Section 21: That portion of the N1/2 within the Matanuska River.

Together with the transmission line and associated facilities. The right, title, and interest in and to all easement rights of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:
Municipality of Anchorage, d/b/a
Municipal Light and Power                                     16/30
Chugach Electric Association, Inc.                             9/30
Matanuska Electric Association, Inc.                           5/30
The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF
EASEMENT RIGHTS.


IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF EASEMENT as of the day and year first written above.


Acceptance:                                         United States of America
Municipality of Anchorage                           Department of Energy
dba Municipal Light and Power                       Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.

 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager





 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF RESERVED EASEMENT
Eklutna Project Transmission Line (Anchorage Recording District)

This ASSIGNMENT AND TRANSFER OF EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Project 115-kv Transmission Line as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, through the construction and operation of the Eklutna Project 115-kv Transmission Line the UNITED STATES appropriated and reserved rights to construct, operate, and maintain the transmission line and appurtenant access roads across and through the lands which were, at the time of construction, federal lands. The UNITED STATES subsequently conveyed certain of such lands by patent, subject to valid existing rights. These valid existing rights include the rights transferred herein.

         WHEREAS, the UNITED STATES' rights to construct, operate and maintain the Eklutna Project 115-kv transmission line and appurtenant access routes across the subject lands were reserved and excepted as easements from the patent conveyances.

         WHEREAS, at the inception of the project, Congress intended eventually to transfer the Eklutna Project to local public control in Alaska, pursuant to the Eklutna Project Act of 1950, 64 Stat. 382, as amended.

         WHEREAS, after transfer to the Eklutna Purchasers, the Eklutna Project will continue to serve the public purposes for which the UNITED STATES constructed the project.

         WHEREAS, pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES, acting by and through the Secretary of Energy, is authorized and directed to transfer its facilities and easement rights to the EKLUTNA PURCHASERS.

         NOW THEREFORE, the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest in and to all easement rights of the Alaska Power Administration which easement reserved to the UNITED STATES, to construct, operate, and maintain an electric transmission line, and associated facilities within a 75 foot wide right-of-way between the Eklutna Power Plant and the Anchorage Substation, and a 100 foot right-of-way between the Eklutna Power Plant and the Knik River, including the rights necessary to operate and maintain guy wires and anchors that extend beyond 37.5 feet from the transmission line centerline, together with associated access routes, across the following described lands:
75 Foot Right-of -Way
Township 15 North, Range 2 West, Seward Meridian, Alaska
Section 25: Lots 118, 119,  120, 132, 133, 136, 137, 138, 147 and 148.  (patents
50-65-0218, 1227812, 1227522, 1226892, 1234769, & 1223808)

Township 15 North, Range 1 West, Seward Meridian, Alaska

Section 30: Lots 44 and 54; E1/2W1/2NW1/4, E1/2NW1/4;
(patent 50-79-0015)

Section 19: S1/2NE1/4, SW1/4SE1/4, N1/2SE1/4;
(patent 50-79-0015)

Section 20: Lot 4; NW1/4NW1/4, W1/2SW1/4NW1/4;
(patent 50-79-0015)

Section 17: N1/2, SW1/4NW1/4SE1/4, N1/2NW1/4SE1/4, N1/2SW1/4SE1/4, N1/4SW1/4;
(patent 50-79-0015)

Township 15 North, Range 1 West, Seward Meridian, Alaska

Section 8: Lot 185 and 216;
(patents 50-79-0015, and 1227503)

Section 9: S1/4SW1/4SW1/4; Lot 38, 39, 53, 54, 60, 72, 73, 85, 86, 95, 106, 107,
113, 114, 123, 124, 128, 129, 140, 142 and 143.  (patents  50-79-0015,  1167063,
1228996, 1230948, 1220415, 1222725, 1220905, 1167119, 1206697, 1223819, 1226356,
1226423, 1220899, 1223815, 1227011, and 1219272)

Township 16 North, Range 1 West, Seward Meridian, Alaska

Section 35: N1/2N1/2, S1/2NW1/4;
(patent 50-64-0101)

Section 25: N1/2SE1/4, NE1/4.
(patent 50-74-0164)

Township 16 North, Range 1 East, Seward Meridian, Alaska

Section 30: Lot 2; E1/2W1/2..
(patent 50-74-0164)

Township 16 North, Range 2 East, Seward Meridian, Alaska
Section 2: that portion of the E1/2E1/2 within the Knik River.

100 Foot Right-of-Way

Township 16 North, Range 2 East, Seward Meridian, Alaska

Section 17: E1/2, excluding patented U.S. Survey 3234 and A-016300; (MHA 059775)

Section 16: All, excluding A-016300, patented U.S. Surveys 3240, 3239, and 3561; (MHA 059775)

Section 9: All, excluding PLO 1394, patented U.S. Surveys 3234, 3242, 3164, 3235, 2866, 3236, 3160, 3076, 2942, 3070, 3077, 3240, 3239, and 3561, Lots 3, 4,
and 5 and patented Lots 1 and 2 of U.S. Survey 3568, and A-016300; (MHA 059775)

Section 10: All, excluding patented U.S. Surveys 3236, 3238, 3237 and 3363, Lots 4 and 5 of U.S. Survey 3568, A046426, A-054847 and A-058948; (MHA 059775)

Section 11: All, excluding patented U.S. Survey 3363, A-057850 and A-054213; (MHA 059775)

Section 2: All unsurveyed portion, excluding patented U.S. Survey 2491 and A054213; (MHA 059775)

Together with the transmission line and associated facilities.

The right, title, and interest in and to all easement rights of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF
EASEMENT.

IN WITNESS THEREOF, the UNITED STATES has executed this ASSIGNMENT AND TRANSFER OF EASEMENT as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager





 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage

 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS
Eklutna Project Transmission Line

This ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Project 115-kv Transmission Line as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, through the construction and operation of the Eklutna Project 115-kv Transmission Line the UNITED STATES appropriated and reserved the rights to construct, operate, and maintain the transmission line and appurtenant access routes across and through the lands which were, at the time of construction, federal lands. The UNITED STATES subsequently conveyed certain of such lands to Eklutna, Inc. pursuant to the Alaska Native Claims Settlement Act of December 18, 1971 as amended,

43 U.S.C. ss. 1601 et seq. ("ANCSA"), subject to valid existing rights. These valid existing rights include the rights transferred herein.

         WHEREAS, the UNITED STATES' rights to construct, operate and maintain the Eklutna Project 115-kv transmission line and appurtenant access routes across the subject lands were reserved and excepted as easements from the conveyance to Eklutna, Inc., pursuant to Section 17(b) of ANCSA, 43 U.S.C. ss. 1616(b).

         WHEREAS, at the inception of the Eklutna Project, Congress intended eventually to transfer the Eklutna Project to local public control in Alaska, pursuant to the Eklutna Project Act of 1950, 64 Stat. 382, as amended.

         WHEREAS, after transfer to the Eklutna Purchasers, the Eklutna Project will continue to serve the public purposes for which the UNITED STATES constructed the project.

         WHEREAS, pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES, acting by and through the Secretary of Energy, is authorized and directed to transfer its facilities and its use rights to the Section 17(b) easements to the EKLUTNA PURCHASERS, such easements to continue to be administered by the Department of Interior, Bureau of Land Management in accordance with their terms.

         NOW THEREFORE, the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest in and to all easement use rights of the Alaska Power Administration which use reserved to the UNITED STATES, pursuant to
Section 17(b) of ANCSA, to construct, operate, and maintain an electric transmission line, and associated facilities within a 75 foot wide right-of-way, including the rights necessary to operate and maintain guy wires and anchors that extend beyond 37.5 feet from the transmission line centerline, together with associated access routes, across the following described lands:
Township 14 North, Range 2 West, Seward Meridian, Alaska
Section 2: Lot 2.
(BLM EIN 56 C4, Patent No. 50-79-0657)

Township 15 North, Range 2 West, Seward Meridian, Alaska Tract 40 (within Sections 35 and 36).
(BLM EIN 56 C4, Patent No. 50-93-0601)

(Township) 15 North. Range 1 West, Seward Meridian, Alaska
Section 19: E1/2SW1/4.
(BLM EIN 56 C4, Patent No. 50-93-0601)

Township 16 North, Range 1 West, Seward Meridian, Alaska
Section 34: SE1/4, SW1/4, NE1/4;
(BLM EIN 56 C4, Patent No. 50-93-0601)

Section 26: Lot 11, S1/2SE1/4;
(BLM EIN 56 C4, Patent No. 50-93-0601)

Section 25: SW1/4.
(BLM EIN 56 C4, Patent No. 50-93-0601)

Township 16 North, Range 1 East, Seward Meridian, Alas-ka
Section 30: N1/2NE1/4;
(BLM EIN 56 C4 and EIN 66 C8, Patent No. 50-86-0356)
Section 19:  W1/2SW1/4SE1/4,  SE1/4W1/4SE1/4,  SW1/4SE1/4SE1/4,  E1/2SE1/4SE1/4,
SE1/4NE1/4SE1/4; (BLM EIN 56 C4, EIN 56a C4, EIN 56b C4, EIN 66 C8 and EIN 67 C8, Patent No. 50-86-0356)

Section 19: SW1/4NE1/4SE1/4,  SE1/4NW1/4SE1/4, NE1/4SW1/4SE1/4, NW1/4SE1/4SE1/4;
(BLM EIN 56 C4, EIN 56a C4, EIN 56b C4, EIN 66 C8 and EIN 67 C8, Interim Conveyance No. 1211)

Section 20: S1/2;
(BLM EIN 56 C4 and EIN 66 C8, Patent No. 50-93-0563)
Section 20: S1/2NE1/4;
(BLM EIN 56 C4 and EIN 66 C8, Interim Conveyance No. 1512)
Section 21: S1/2E1/4;
(BLM EIN 56 C4 and EIN 66 C8, Patent No. 50-93-0563)
Section 21: NW1/4, N1/2NE1/4;
(BLM EIN 56 C4 and EIN 66 C8, Interim Conveyance No. 1512)

Section 22: NE1/4, NE1/4NW1/4;
(BLM EIN 56 C4 and EIN 66 CB, Patent No. 50-93-0563)
Section 22: NW1/4NW1/4;
(BLM EIN 56 C4 and EIN 66 CB, Interim Conveyance No. 1512)
Section 23: N1/2
(BLM EIN 56 C4 and EIN 66 CB, Patent No. 50-93-0563)
Section 24: N1/2;
(BLM EIN 56 C4 and EIN 66 CB, Patent No. 50-93-0563)
Section 13: S1/2S1/2.
(BLM EIN 56 C4 and EIN 66 CB, Patent No. 50-93-0601)
Township 16 North, Range 2 East, Seward Meridian, Alaska
Section 18: Lot 16;
(BLM EIN 56 C4 and EIN 66 CB, Patent No. 50-93-0601)
Section 17: NW1/4, E1/2NW1/4SW1/4, E1/2SW1/4.
(BLM EIN 64 C4, Patent No. 50-86-0636)

Together with the transmission line and associated facilities.
The right, title, and interest in and to all easement use rights of the Alaska Power Administration, which use was reserved to the UNITED STATES pursuant to
Section 17(b) of ANCSA, is hereby granted to the EKLUTNA PURCHASERS and vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS.

IN WITNESS WHEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS as of the day and year first written above.

Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager





 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager

Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS Eklutna Lake to Eklutna Power Plant Aqueduct

This ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Lake to Eklutna Power Plant Aqueduct as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, through the construction and operation of the Eklutna Lake to Eklutna Power Plant Aqueduct the UNITED STATES appropriated and reserved the rights to construct, operate, and maintain the tunnel aqueduct and appurtenant access routes across and through lands which were, at the time of construction, withdrawn from entry or disposition under the public land laws. The UNITED STATES subsequently conveyed certain of such lands to Eklutna, Inc. pursuant to the Alaska Native Claims Settlement Act of December 18, 1971 as amended, 43 U.S.C. ss. 1601 et seq. ("ANCSA"), subject to valid existing rights. These valid existing rights include the rights transferred herein.

         WHEREAS, the UNITED STATES' rights to construct, operate and maintain the tunnel aqueduct and appurtenant access routes across the subject lands were reserved and excepted as easements from the conveyance to Eklutna, Inc., as 100 foot wide easements pursuant to Section 17(b) of ANCSA, 43 U.S.C. ss. 1616(b).

         WHEREAS, at the inception of the Eklutna Project, Congress intended eventually to transfer the Eklutna Project to local public control in Alaska, pursuant to the Eklutna Project Act of 1950, 64 Stat. 382, as amended.

         WHEREAS, after transfer to the Eklutna Purchasers, the Eklutna Project will continue to serve the public purposes for which the UNITED STATES constructed the project.

         WHEREAS, pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES, acting by and through the Secretary of Energy, is authorized and directed to transfer its facilities and its use rights to the Section 17(b) easements to the EKLUTNA PURCHASERS, such easements to continue to be administered by the Department of Interior, Bureau of Land Management in accordance with their terms.

         NOW THEREFORE, the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest in and to all easement use rights of the Alaska Power Administration which use reserved to the UNITED STATES, pursuant to
Section 17(b) of ANCSA, to construct, operate, and maintain an aqueduct tunnel and associated facilities within a 100 foot wide right-of-way, together with associated access routes, across the following described lands:
Township 6 North, Range 2 East, Seward Meridian, Alaska
Section 20: W1/2.
(BLM EIN 65 C4, patent No. 50-86-0636)

Township 15 North, Range 2 East, Seward Meridian, Alaska
Section 5: Lot 2; S1/2N1/2, S1/2.
(BLM EIN 65 C4, patent No. 50-86-0636)

Section 8: Lot 12; NW1/4NW1/4.
(BLM EIN 65 C4, patent No. 50-86-0636)

Together with the aqueduct tunnel and associated facilities.

The right, title, and interest in and to all easement use rights of the Alaska Power Administration, which use was reserved to the UNITED STATES pursuant to
Section 17(b) of ANCSA, is hereby granted to the EKLUTNA PURCHASERS and vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below: Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF EASEMENT USE RIGHTS as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
ASSIGNMENT AND TRANSFER
OF FLOWAGE, FLOODING, AND RESERVOIR EASEMENT
EKLUTNA HYDROELECTRIC PROJECT
EKLUTNA LAKE, ALASKA

This ASSIGNMENT AND TRANSFER OF FLOWAGE, FLOODING AND RESERVOIR EASEMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 911 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Project 115-kv Transmission Line as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, the UNITED STATES reserved public lands and waters sufficient to support the Eklutna Project, specifically the Eklutna Project Act of 1950, 64 Stat. 382, as amended, Public Land Order (PLO) 4022 dated May 20, 1966 (for lands and waters in and adjacent to Eklutna Lake) and Section 24 of the Federal Power Act (FPA) of June 10, 1928, 41

Stat. 1075, providing for the rights to operate and maintain a flowage, flooding and reservoir easement. Portions of the lands upland of the Eklutna Lake mean high water mark have subsequently been conveyed by the UNITED STATES to Eklutna, Inc., pursuant to the Alaska Native Claims Settlement Act of December 18, 1971, as amended, 43 U.S.C. ss. 1601 et seq., subject to valid existing rights. The UNITED STATES has prior existing valid rights to the existing flowage, flooding and reservoir easement to ensure the safe operation of the Eklutna Project as provided in the Eklutna Project Act of 1950, 64 Stat. 382, as amended, PLO 4022 and Section 24 of the FPA.

         WHEREAS, at the inception of the Eklutna Project, Congress intended eventually to transfer the Eklutna Project to local public control in Alaska, pursuant to the Eklutna Project Act of 1950, 64 Stat. 382, as amended.

         WHEREAS, after transfer to the Eklutna Purchasers, the Eklutna Project will continue to serve the public purposes for which the UNITED STATES constructed the project.

         WHEREAS, pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES, acting by and through the Secretary of Energy, is authorized and directed to transfer its facilities and its real property interests to the EKLUTNA PURCHASERS.

NOW THEREFORE, the UNITED STATES, for mutual benefits and other good and valuable considerations, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES in an existing flowage, flooding and reservoir easement. The flowage and flooding easement is within the following described lands:

T. 15 N., R. 2 E., Seward Meridian, Alaska

Section 8: Portion of Lots 1, 2, 4, 5, 6, 7, 8, 9, 10, 11, and 13. (Patent 50-86-0636; and PLO 589 and 4022)

Section 9: Portion of Lots 1 through 6, inclusive. (Patent 50-86-0636; Interim Conveyance 1573)
Section 10: Portion of Lots 1, and 2; (Interim Conveyance 1573)
Section 14: Portion of Lots 1, and 2; (Interim Conveyance 1573)
Section 15: Portion of Lots 1, 2, and 3; (Interim Conveyance 1573)
Section 16: Portion of Lots 1, and 2; (Interim Conveyance 1573)
Section 22: Portion of Lots 1, and 2; (Interim Conveyance 1573)
Section 23: Portion of Lots 1, 2, and 3; (Interim Conveyance 1573)
Section 24: Portion of Lots 1, and 2; (Interim Conveyance 1573)
Section 25: Portion of Lots 1, 2, 3, and 4; (Interim Conveyance 1573)
Section 26: Portion of Lots 1, 2, and 3; (Interim Conveyance 1573)
Section 36: Portion of Lots 1, 2, 3, and 4;  (Interim Conveyance 1573)

T. 15 N.,  R. 3 E.,  Seward Meridian, Alaska

Section 30: Portion of Lots 1, and 2; (Patent 50-93-0565)
Section 31: Portion of Lots 1, and 2; (Patent 50-93-0565)

T. 14 N., R. 2 E., Seward Meridian. Alaska

Section 1: Portion of N1/2N1/2NE1/4; (Patent 50-93-0565)
Comprising 391.60 acres, more or less.

The reservoir easement is comprised of and underlies that body of water known as Eklutna Lake.

The right, title, and interest of the UNITED STATES hereby granted to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below: Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF FLOWAGE, FLOODING AND RESERVOIR EASEMENT.

IN WITNESS WHEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF FLOWAGE, FLOODING AND RESERVOIR EASEMENT as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

Duplicate Original

UNITED STATES OF
AMERICA DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF POWER PROJECT FACILITIES
Eklutna Project


This ASSIGNMENT AND TRANSFER OF POWER PROJECT FACILITIES is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, as grantor acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801- 8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., GRANTEES, collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

         WHEREAS, the UNITED STATES has constructed, operated and maintained the Eklutna Hydroelectric Project ("Eklutna Project") and the Eklutna Project 115-kv Transmission Line as a part thereof, under the authority of the Eklutna Project Act of 1950, 64 Stat. 382, as amended, (I) to encourage and promote economic development; (ii) to foster the establishment of essential industries; and (iii) to further the self- sufficiency of national defense.

         WHEREAS, on September 15, 1997, the Bureau of Land Management issued Right-of-Way Grant, Serial Number AA-70133, to the UNITED STATES to construct, operate, maintain and terminate a right-of-way for the Eklutna Hydroelectric Power Project, including: Eklutna Dam and spillway, Eklutna Lake intake; power facilities above and underground between Eklutna Lake and the Old Glenn Highway: power tunnel, gate valve, adit, and surge tank; facilities located near the Old Glenn Highway;

administrative, maintenance, and support facilities, power house, tailrace, storage yard, warehouse, garage, and parking area; overhead 115KV electric power transmission lines to Anchorage and Palmer, including guy wires, anchors, tap switches, and other power facilities associated with the transmission lines; and related access roads across lands under the administration of the Bureau of Land Management.

         WHEREAS, it is the intent of the UNITED STATES to assign and transfer all power facilities and equipment across the lands described in Right-of-Way Grant, Serial Number AA-70133 to the EKLUTNA PURCHASERS.

         NOW THEREFORE, the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns, transfers, and sets over without reservation to the EKLUTNA PURCHASERS, their successors and assigns, as tenants in common according to their fractional interests as more particularly set forth herein,. all right, title, and interest in the power facilities and equipment across the lands described in Right-of-Way Grant, Serial Number AA-70133. Said lands are also described in Exhibit A, attached hereto and made a part hereof.

The right, title, and interest in and to power facilities and equipment of the Alaska Power Administration is hereby granted to the EKLUTNA PURCHASERS and vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a
Municipal Light and Power                                     16/30
Chugach Electric Association, Inc.                             9/30
Matanuska Electric Association, Inc.                           5/30

The EKLUTNA PURCHASERS hereby accept the ASSIGNMENT AND TRANSFER OF POWER PROJECT FACILITIES.

IN WITNESS WHEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF POWER PROJECT FACILITIES as of the day and year first written above.



Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager





 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager

Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000



CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by George J. Vakalis, the Acting Municipal Manager of the Municipality of Anchorage, doing business as Municipal Light and Power, on behalf of said municipal corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000


CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Eugene N. Bjornstad, the General Manager of Chugach Electric Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

CORPORATE ACKNOWLEDGMENT

State of Alaska                             )
                                            ) ss.
Third Judicial District                              )

 The foregoing  instrument was  acknowledged  before me this 2nd day of October,
 1997,  by  Wayne  D.  Carmony,   the  General  Manager  of  Matanuska  Electric
 Association, Inc., on behalf of said corporation.

                                  /s/ Lee Anne Mackay
                                  Notary Public
(SEAL)                            My Commission expires: 5/25/2000

                                    EXHIBIT A
Legal Description for Right-of-Way AA-70133
The Eklutna transmission lines and access road are shown on the as-built survey of the Eklutna Transmission Line, Alaska Power Administration Drawing No. 783-908-449, certified by Mark E. Davis on November 14, 1996. This survey is referred to below as "the as-built survey". Distances and acreage shown below are approximate and are based on estimated distances within each section on the as-built survey. The centerline of the right-of-way follows the transmission line. It is 75 feet wide except for guy wires and anchors at transmission line angle points that extend beyond 37.5 feet from the centerline and 30 foot wide access roads that extend beyond 37.5 feet from the centerline. The power plant and dam sites are not linear.

Seward Meridian, Alaska

T. 15 N., R. 2 E.. (surveyed)
Sec. 7, E1/2SE1/4NE1/4, E1/2NE1/4SE1/4 (40 acres);
Sec. 8, Lot 1 (31.91 acres);
Lot 2 (32.47 acres);
Lot 4 (39.79 acres);
Lot 5 (14.99 acres);
Lot 7 (10.92 acres);
Lot 8 (39.99 acres);
Lot 13 (19.99 acres);

Containing approximately 230.06 acres.

T. 16 N., R. 2 E.. (surveyed)
Sec. 11, Lot 1. that portion occupied by 1,200 feet of the transmission line within the NW 1/4NE1/4, NE1/4NW1/4 as shown on sheet 15 of 36 of the as-built survey (containing approximately 2.80 acres);
Sec. 16, Lot 1, that portion within State Selection Community Grant Application AA-56321 occupied by 1,750 feet of the transmission line and 1,750 feet of access road as shown on sheets 14 and 15 of 36 of the as-built survey (containing approximately 4.20 acres);
Sec.  17,  W1/2W1/2SW1/4,  E1/2SW1/4SW1/4  (60.0  acres);
Sec.  18,  Lot 9 (3.09  acres);  Lot 11 (36.47  acres);  Lot 18  (19.46  acres);
SE1/4SW1/4, NE1/4SE1/4, S1/2SE1/4 (160.0 acres);
Sec.   19,  Lot   3.(7.70   acres);   W1/2NW1/4NE1/4NE1/4NE1/4   (1.25   acres);
N1/2NW1/4NE1/4NE1/4(5.0 acres); N1/2S1/2NW1/4NE1/4NE1/4 (2.5 acres);

E1/2NE1/4NE1/4NW1/4NE1/4 (1.25 acres); N1/2NW1/4NW1/4NE1/4 (5.0 acres);
Sec. 29. E1/2NW1/4 (80.0 acres); E1/2E1/2SW1/4.  (40.0 acres); E1/2W1/2E1/2SW1/4
(20.0 acres); W1/2W1/2W1/2SE1/4(20.0 acres);
Sec. 32, W1/2,W1/2NE1/4 (40.0 acres); E1/2E1/2NW1/4 (40.0 acres); W1/2SE1/4(80.0 acres).

Containing approximately 628.72 acres.

T. 13 N., R. 2 W., (partially surveyed)
Sec. 4, NW1/4NW1/4NW1/4, those portions occupied by 350 feet of transmission line and 100 feet of access road as shown on sheet 5 of 36 of the as-built survey (containing approximately 0.67 acre);
Sec. 5, those portions occupied by 6,850 feet of transmission line and 6,100 feet of access road as shown on sheet 5 of 36 of the as-built survey (containing approximately 15.99 acres);
Sec. 7, those portions occupied by 6,300 feet of transmission line and 500 feet of access road as shown on sheets 4 and 5 of 36 of the as-built survey (containing approximately 11.22 acres);
Sec. 8, NW1/4NW1/4NW1/4, those portions occupied by 850 feet of transmission line and 200 feet of access road as shown on sheet 5 of 36 of the as-built survey (containing approximately 1.60 acres);
Sec. 18, those portions occupied by 5,300 feet of transmission line and 750 feet of access road as shown on sheet 4 of 36 of the as-built survey (containing approximately 9.65 acres);
Sec. 19 (unsurveyed section), those portions occupied by 5,700 feet of transmission line and 1,500 feet of access road as shown on sheet 4 of 36 of the as-built survey (containing approximately 10.59 acres);
Sec. 30 (unsurveyed section), N1/2N1/2N1/2NW1/4, those portions occupied by 300 feet of transmission line as shown on sheet 4 of 36 of the as-built survey, the width is 37.5 feet as the transmission line runs along the section line (containing approximately 0.26 acres).

The area described contains approximately 49.98 acres.

T. 14 N., R. 2 W., (partially surveyed)

Sec. 2, those portions occupied by 4,950 feet of transmission line and 4,350 feet of access road as shown on sheets 7 and 8 of 36 of the as-built survey (containing approximately 11.52 acres);

Sec. 10, those portions occupied by 3,850 feet of transmission line and 2,375 feet of access road as shown on sheet 7 of 36 of the as-built survey (containing approximately 8.26 acres);
Sec. 11. those portions occupied by 1,800 feet of transmission line and 100 feet of access road as shown on sheet 7 of 36 of the as-built survey (containing approximately 3.17 acres);
Sec. 15, those portions occupied by 5,650 feet of transmission line and 1,100 feet of access road as shown on sheets 6 and 7 of 36 of the as-built survey (containing approximately 10.49 acres);
Sec. 21, those portions occupied by 2,200 feet of transmission line and 1,000, feet of access road as shown on sheet 6 of 36 of the as-built survey (containing approximately 4.48 acres);
Sec. 22,) those portions occupied by 3,550 feet of transmission line and 3,100 feet of access road as shown on sheet 6 of 36 of the as-built survey (containing approximately 8.24 acres);
Sec. 28, those portions occupied by 5,800 feet of transmission line and 4,150 feet of access roads as shown on sheet 6 of 36 of the as-built survey (containing approximately 12.85 acres).
Sec. 33, those portions occupied by 6,700 feet of transmission line and 6,200 feet of access road as shown on sheets 5 and 6 of 36 of the as-built survey (containing approximately 15.81 acres.

The area described contains approximately 74.82 acres.

For all townships the total is approximately 983.58 acres.

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
ASSIGNMENT AND TRANSFER OF CONTRACT NO. 85-80AP10022.000

This ASSIGNMENT AND TRANSFER OF CONTRACT NO. 85-80AP10022.000 is made this 2nd day of October, 1997, between the UNITED STATES OF )AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801- 8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17,, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns and transfers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty and obligation of the UNITED STATES, in connection with the CONTRACT NO. 85- 80AP10022.000.

The EKLUTNA PURCHASERS hereby accept all right, interest, duty and obligation associated with CONTRACT No. 85-80AP10022.000.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF CONTRACT NO. 85-80AP10022.000 as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager


The undersigned hereby concur in the ASSIGNMENT AND TRANSFER OF CONTRACT NO. 85-AP10022.000:

Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF RIGHT-OF-WAY LICENSES

This ASSIGNMENT AND TRANSFER OF LICENSES is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns and transfers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty and obligation of the UNITED STATES, in connection with the Right-of-Way Licenses listed in Exhibit A, attached hereto and made a part hereof.

The EKLUTNA PURCHASERS hereby accept all right, interest, duty and obligation associated with the Right-of-Way Licenses referred to in Exhibit A.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF RIGHT-OF-WAY LICENSES as of the day and year first written above.

Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

 Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

                                    EXHIBIT A



LICENSE NUMBER               NAME                                PURPOSE
EK-ROW-95-01                 MOA/AWWU                   Water main crossing APA
                                                        Transmission line near
                                                        Structure No. 30/1

EK-ROW-95-02                 Enstar                     Gas line within APA ROW
                                                        along Northern Lights
                                                        Blvd.

EK-ROW-95-03                 MOA/ATU                    Telephone lines within
                                                        APA ROW Along Northern
                                                        Lights Blvd.

EK-ROW-96-01                 City of Palmer             Pedestrian walkway,
                                                        Palmer Substation

EK-ROW-96-02                 MOA/AWWU                   Eklutna Lake Intake and
                                                        water Project
                                                        transmission line within
                                                        APA ROW

EK-ROW-96-03                 MOA/AWWU                   Sewer Line within APA
                                                        ROW along Northern
                                                        Lights Blvd.

EK-ROW-96-04                 MOA/AWWU                   Water system within APA
                                                        ROW along Northern
                                                        Lights Blvd.

EK-ROW-96-06                 Prime  Cable               Telecommunications lines
                                                        within APA ROW Northern
                                                        Lights Blvd.

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF

"COOPERATIVE LAND MANAGEMENT AGREEMENT BETWEEN THE UNITED STATES OF AMERICA THROUGH THE ALASKA POWER ADMINISTRATION AND THE BUREAU OF LAND MANAGEMENT AND THE STATE OF ALASKA THROUGH THE ALASKA DIVISION OF PARKS AND OUTDOOR RECREATION FOR THE MANAGEMENT OF CERTAIN LANDS IN THE UPPER EKLUTNA VALLEY"

This ASSIGNMENT AND TRANSFER OF "COOPERATIVE LAND MANAGEMENT AGREEMENT BETWEEN THE UNITED STATES OF AMERICA THROUGH THE ALASKA POWER ADMINISTRATION AND THE BUREAU OF LAND MANAGEMENT AND THE STATE OF ALASKA THROUGH THE ALASKA DIVISION OF PARKS AND OUTDOOR RECREATION FOR THE MANAGEMENT OF CERTAIN LANDS IN THE
UPPER EKLUTNA VALLEY" is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., And the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns and transfers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty, and obligation of the UNITED STATES, Alaska Power Administration, in connection with the "Cooperative Land Management Agreement Between The United States of America through The Alaska Power Administration and The Bureau of Land Management and The State of Alaska through The Alaska Division of Parks and Outdoor Recreation for The Management of Certain Lands in the Upper Eklutna Valley."

The EKLUTNA PURCHASERS hereby accept all right, interest, duty and obligation associated with the "COOPERATIVE LAND MANAGEMENT AGREEMENT BETWEEN THE UNITED STATES OF AMERICA THROUGH THE ALASKA POWER ADMINISTRATION AND THE BUREAU OF LAND MANAGEMENT AND THE STATE OF ALASKA THROUGH THE ALASKA DIVISION OF PARKS AND OUTDOOR RECREATION FOR THE MANAGEMENT OF CERTAIN LANDS IN THE UPPER EKLUTNA VALLEY".

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF "COOPERATIVE LAND MANAGEMENT AGREEMENT BETWEEN THE UNITED STATES OF AMERICA THROUGH THE ALASKA POWER ADMINISTRATION AND THE BUREAU OF LAND MANAGEMENT AND THE STATE OF ALASKA THROUGH THE ALASKA DIVISION OF PARKS AND OUTDOOR RECREATION FOR THE MANAGEMENT OF CERTAIN LANDS IN THE UPPER EKLUTNA VALLEY" as of the day and year first written above.

Acceptance:                                          United States of America
Municipality of Anch                                 Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

The undersigned hereby concur in the ASSIGNMENT AND TRANSFER OF "COOPERATIVE LAND MANAGEMENT AGREEMENT BETWEEN THE UNITED STATES OF AMERICA THROUGH THE ALASKA POWER ADMINISTRATION AND THE BUREAU OF LAND MANAGEMENT AND THE STATE OF ALASKA THROUGH THE ALASKA DIVISION OF PARKS AND OUTDOOR RECREATION FOR THE MANAGEMENT Or CERTAIN LANDS IN THE UPPER EKLUTNA VALLEY":

The Bureau of Land Management
U.S. Department of Interior



 /s/ Nick Douglas
 Name:

 District Manager
 Title:



 State of Alaska
 Division of Parks and Outdoor Recreation
 Alaska Department of Natural Resources



 /s/ Jim Statton
 Name

 Director
 Title:

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF
AGREEMENT FOR PUBLIC WATER SUPPLY AND ENERGY GENERATION FROM
EKLUTNA LAKE, ALASKA, AS SUPPLEMENTED

This ASSIGNMENT AND TRANSFER OF AGREEMENT FOR PUBLIC WATER SUPPLY
AND ENERGY GENERATION FROM EKLUTNA LAKE, ALASKA, AS SUPPLEMENTED is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns and transfers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty and obligation of the UNITED STATES, in connection with the AGREEMENT FOR PUBLIC WATER SUPPLY AND ENERGY GENERATION FROM EKLUTNA LAKE, ALASKA, AS SUPPLEMENTED.

The EKLUTNA PURCHASERS hereby accept all right, interest, duty and obligation associated with AGREEMENT FOR PUBLIC WATER SUPPLY AND ENERGY GENERATION FROM EKLUTNA LAKE, ALASKA, AS SUPPLEMENTED.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF AGREEMENT FOR PUBLIC WATER SUPPLY AND ENERGY GENERATION FROM EKLUTNA LAKE, ALASKA, AS SUPPLEMENTED as of the day and year first written above.

Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager


The undersigned hereby concur in the ASSIGNMENT AND TRANSFER OF AGREEMENT FOR PUBLIC WATER SUPPLY AND ENERGY GENERATION FROM EKLUTNA LAKE,
ALASKA, AS SUPPLEMENTED:


MUNICIPALITY OF ANCHORAGE

/s/ George J. Vakalis for
Larry D. Crawford
Municipal Manager

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

Duplicate Original

QUITCLAIM DEED
Federal Reserved Water Right Under the Eklutna Project Act of 1950, 64 Stat. 382, As Amended, Including State of Alaska Water Rights Certificate of Appropriation (Amended) ADL 44944


This QUITCLAIM DEED is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as the UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby RELEASES and QUITCLAIMS to the EKLUTNA PURCHASERS, their successors or assigns, as tenants in common according to their fractional interests as more particularly set forth herein, all right, title, and interest of the UNITED STATES in and to that certain federal reserved water right created by the Eklutna Project Act of 1950, 64 Stat. 382, as amended, and including State of Alaska Water Rights Certificate of Appropriation (Amended) ADL 44944, recorded May 9, 1995, in the official records of Anchorage Recording District, Third Judicial District, State of Alaska, in Miscellaneous Book 2784, pages 690-692.

The right, title and interest of the UNITED STATES hereby released and quitclaimed to the EKLUTNA PURCHASERS vests in the EKLUTNA PURCHASERS as tenants in common to the full extent of the undivided interests set forth below:

Municipality of Anchorage, d/b/a

Municipal Light and Power                            16/30
Chugach Electric Association, Inc.                    9/30
Matanuska Electric Association, Inc.                  5/30

IN WITNESS THEREOF, the UNITED STATES has executed this QUITCLAIM DEED as of the day and year first written above.


UNITED STATES OF AMERICA
Department of Energy
Alaska Power Administration


 /s/ Rodney L. Adelman
Rodney L. Adelman
Administrator




ACKNOWLEDGMENT

STATE OF ALASKA

Third Judicial District

The foregoing instrument was acknowledged before me this 2nd day of October, 1997, by Rodney L. Adelman, Administrator, Alaska Power Administration, United States Department of Energy. Witness my hand and official seal.


                                  /s/ Lee Anne Mackay
                                  Notary Public
(Seal)
                                  My Commission expires: 5/25/2000

Duplicate Original
UNITED STATES OF AMERICA
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION

ASSIGNMENT AND TRANSFER OF THE
JUNE 3, 1957, PERMIT LETTER; AND REVOCABLE PERMIT OF USE DATED APRIL 9, 1958; REGARDING THE KNIK RIVER BRIDGE

This ASSIGNMENT AND TRANSFER is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat.. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer,.AK 99645.

WITNESSETH, that the UNITED STATES, for mutual benefits and other good and valuable consideration, hereby assigns and transfers to the EKLUTNA PURCHASERS, their successors or assigns, all right, interest, duty, obligation and liability of the UNITED STATES, in connection with the June 3, 1957, permit letter and April 9, 1958 Revocable Permit of Use.

The EKLUTNA PURCHASERS hereby accept all right, interest, duty, obligation and liability associated with the June 3, 1957, permit letter and April 9, 1958 Revocable Permit of Use.

IN WITNESS THEREOF, the parties have executed this ASSIGNMENT AND TRANSFER OF THE JUNE 3, 1957, PERMIT LETTER; AND REVOCABLE PERMIT OF USE DATED APRIL 9, 1958; REGARDING THE KNIK RIVER BRIDGE as of the day and year first written above.


Acceptance:                                          United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                            /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Acceptance:
Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Acceptance:
Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager



The undersigned hereby concur in the ASSIGNMENT AND TRANSFER OF THE JUNE 3, 1957, PERMIT LETTER; AND REVOCABLE PERMIT OF USE DATED APRIL 9, 1958; REGARDING THE KNIK RIVER BRIDGE

State of Alaska
Department of Transportation and Public Facilities


 /s/ William R Strickler
William R. Strickler
Chief, Traffic Safety and Utilities

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney

Duplicate Original
UNITED STATES
DEPARTMENT OF ENERGY
ALASKA POWER ADMINISTRATION
EKLUTNA PROJECT, ALASKA

ASSIGNMENT OF CONTRACT DE-SC85-95AP10042

This Contract ASSIGNMENT is made this 2nd day of October, 1997, between the UNITED STATES OF AMERICA, acting by and through the Department of Energy, Alaska Power Administration, whose address is 2770 Sherwood Lane, Juneau, AK 99801-8545, represented by the officer executing this document, pursuant to the Reclamation Act of June 17, 1902, 32 Stat. 388, as amended, the Eklutna Project Act of 1950, 64 Stat. 382, as amended, the Energy Organization Act of August 4, 1977, 91 Stat. 565, as amended, and the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, as amended, herein referred to as UNITED STATES, and the Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc., collectively referred to herein as EKLUTNA PURCHASERS, whose address is, Eklutna Project, HC 04, Box 7785, Palmer, AK 99645.

I. Background

The United States owns, operates and maintains the Eklutna Project including facilities for the generation and transmission of electric power and energy;

Pursuant to the Alaska Power Administration Asset Sale and Termination Act, 109 Stat. 557, the UNITED STATES intends to transfer all of its interest in the Eklutna Project to the Eklutna Purchasers;

The  United  States  entered  into  Contract  No.   DE-SC85-95AP10042  with  the
Municipality of Anchorage, doing business as Municipal Light and Power, the Chugach Electric Association, Inc., and the Matanuska Electric Association, Inc;

The United States desires to assign its rights, duties and all interests or obligations in Contract No. DE-SC85-95AP10042 to the Eklutna Purchasers;

The  Eklutna  Purchasers  are  willing  to accept the  assignment  of the United
States' rights, duties and all interests or obligations in Contract No. DE-SC85-95AP10042;

In consideration of the mutual benifits, the parties agree as follows:

II. Assignment of Contract No. DE-SC85-95AP10042

This Contract Assignment shall become effective on the date of execution.

The United States hereby assigns its rights, duties and all other interests or obligations in Contract No. DE-SC85-95AP10042 to the Eklutna Purchasers.

The Eklutna Purchasers, hereby accept and assume the United States rights, duties and all other interest or obligations in Contract No. DE-SC85-95AP10042. The Eklutna Purchasers agree that they shall be subject to all of the provisions and condition of Contract No. DE- SC85-95AP10042.

The Municipality of Anchorage, doing business as Municipal Light and Power, hereby consents to the assignment of the United States' rights, duties and all other interest or obligations in Contract No. DE-SC85- 95AP10042 to the Eklutna Purchasers.

The Chugach Electric Association, Inc., hereby consents to the assignment of the United States' rights, duties and all other interest or obligations in Contract No. DE-SC85-95AP10042 to the Eklutna Purchasers.

The Matanuska Electric Association, Inc., hereby consents to the assignment of the United States' rights, duties and all other interests or obligations in Contract No. DE-SC85-95AP10042 to the

Eklutna Purchasers.

The Municipality of Anchorage, doing business as Municipal Light and Power, hereby releases the United States of its duties and all other obligations in Contract No. DE-SC85-95AP10042.

The Chugach Electric Association, Inc., hereby releases the United States of its duties and all other obligations in Contract No. DE- SC85-95AP10042.

The Matanuska Electric Association, Inc., hereby releases the United States of its duties and all other obligations in Contract No. DE- SC85-95AP10042.

III. Agreement

All parties agree that this assignment shall become effective on the date of execution.

PARTIES TO THE ORIGINAL CONTRACT:

                                                     United States of America
Municipality of Anchorage                            Department of Energy
dba Municipal Light and Power                        Alaska Power Administration



 /s/ George J. Vakalis for                             /s/ Rodney L. Adelman
Larry D. Crawford                                    Rodney L. Adelman
Municipal Manager                                    Administrator

Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager

Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

 EKLUTNA PURCHASERS BY:

 Municipality of Anchorage
 dba Municipal Light and Power


 /s/ George J. Vakalis for
Larry D. Crawford
Municipal Manager


Chugach Electric Association, Inc.


 /s/ Eugene N. Bjornstad
Eugene N. Bjornstad
General Manager


Matanuska Electric Association, Inc.


 /s/ Wayne D. Carmony
Wayne D. Carmony
General Manager

Recommended:
Anchorage Municipal Light & Power


 /s/ Hank Nikkels
Hank Nikkels
Acting General Manager


Recommended:
Municipality of Anchorage


 /s/ George Vakalis
George J. Vakalis
Operations Manager

Approved as to Form:
Municipality of Anchorage



 /s/ Mary K. Hughes
Mary K. Hughes
Municipal Attorney